SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement [_]Confidential, for Use of the Commission Only
                                    (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      AIR EXPRESS INTERNATIONAL CORPORATION
                (Name of Registrant as Specified In Its Charter)

                    -----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      -------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

      -------------------------------------------------

      (5) Total fee paid:

      -------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      -------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:

      -------------------------------------------------

      (3) Filing Party:

      -------------------------------------------------

      (4) Date Filed:

      -------------------------------------------------

Notes:

                      Air Express International Corporation
                                120 Tokeneke Road

                            Darien, Connecticut 06820

                                   ----------

                    Notice of Annual Meeting of Shareholders
                            To Be Held June 18, 1998

                                   ----------

To our Shareholders:

     The Annual Meeting of Shareholders of Air Express International Corporation (the "Company") will be held at the Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut, on Thursday, June 18, 1998, at 11:00 a.m., Eastern Daylight Time, for the following purposes:

     (1) To elect eight (8) directors;

     (2) To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock, $.01 par value, which the Company shall be authorized to issue from 40,000,000 to 100,000,000;

     (3) To approve an amendment to the Company's 1996 Incentive Stock Plan to increase the number of shares of Common Stock reserved thereunder from 750,000 to 1,350,000; and

     (4) To transact such other business as properly may come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 7, 1998, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

                                              By Order of the Board of Directors

                                                  Daniel J.  McCauley, Secretary

May __, 1998
Darien, Connecticut

                                   ----------

  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN,
      AND MAIL THE ACCOMPANYING FORM OF PROXY TO THE COMPANY AS PROMPTLY AS
                   POSSIBLE IN THE ENCLOSED STAMPED ENVELOPE.

                      Air Express International Corporation
                                120 Tokeneke Road

                                Darien, CT 06820

                                   ----------

                                 Proxy Statement

                                   ----------

     The accompanying proxy is solicited by the Board of Directors of Air Express International Corporation (the "Company") in connection with the Annual Meeting of Shareholders to be held on Thursday, June 18, 1998, or at any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting. The Board of Directors has fixed the close of business on May 7, 1998, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. On that date, there were outstanding ____________ shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held on all matters to come before the meeting, including the election of directors. Shares may be voted in person or by proxy. The accompanying proxy may be revoked by the person giving it at any time prior to its being voted by filing a written notice of such revocation with the Secretary of the Company or by attending the meeting and voting in person. This proxy statement and the accompanying form of proxy are first being sent or given to security holders on or about May 19, 1998.

     A majority of the outstanding shares entitled to vote must be present in person or represented by proxy at the meeting to constitute a quorum. The shares represented by a proxy which is timely returned and marked "Abstain" as to any matter as well as broker non-votes will be considered present at the meeting and will be included in the calculation of those shares needed to constitute a quorum. The shares represented by such proxies, although considered present for proxy purposes, will not be considered a part of the voting power present with respect to any proposal which is abstained from or to which the broker non-vote relates.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Nominees and Vote Required

     Eight directors are to be elected at the Annual Meeting, each to serve until the next Annual Meeting of Shareholders and until his successor has been duly elected and qualifies. If no direction to the contrary is given, all proxies received by the Board of Directors will be voted in favor of the nominees listed below. If any nominee is unable or declines to serve, an event not now anticipated by the Board of Directors, such proxies may be voted for the election of a substitute designated by the Board of Directors. Each of the nominees is currently serving as a director of the Company and was elected to that position at the last Annual Meeting of Shareholders.

     A plurality of the votes of the shares present in person or represented by proxy at the meeting shall be needed for the election of a director.

     The following table sets forth information with respect to each nominee for election as a director at the Annual Meeting:

                                                                                              Director
                                         Principal Occupation and Other Directorships       Continuously
          Name                 Age                                                             Since
--------------------------    -------    ---------------------------------------------    -----------------

 John M. Fowler               49         Executive Vice President and Chief                     1985
                                         Financial Officer, MoneyGram Payment
                                         Systems, Inc. since October 1996.
                                         Independent business consultant from July
                                         1995 through October 1996. Executive Vice
                                         President of Travelers Group Inc.
                                         (formerly Primerica Corporation), New York,
                                         New York, 1991 through  June 1995.
                                         Director of Transatlantic Holdings, Inc.
                                         and MoneyGram Payment Systems, Inc.

Hendrik J. Hartong, Jr.       59         Chairman of the Board of the Company since             1985
                                         1985 (Chief Executive Officer from 1985 to
                                         1989); General Partner since 1985 of
                                         Brynwood Management, since 1988 of Brynwood
                                         Management II and since 1996 of Brynwood
                                         Management III, entities that serve,
                                         respectively, as the managing general
                                         partner of Brynwood Partners Limited
                                         Partnership, Brynwood Partners II L.P. and
                                         Brynwood Partners III, L.P., private
                                         investment partnerships. Director of Hurco
                                         Companies, Inc.

Donald J. Keller              66         Chairman of the Board of Vlasic Foods                  1990
                                         International, Inc. since December 1997.
                                         Chairman of the Board of Prestone Products
                                         Corporation since January 1995.  Chairman
                                         of the Board of B. Manischewitz Company
                                         since March 1993 (President, Co-Chief
                                         Executive Officer and a director from May
                                         1992 to March 1993).


                                                                                              Director
                                         Principal Occupation and Other Directorships       Continuously
          Name                 Age                                                             Since
--------------------------    -------    ---------------------------------------------    -----------------

Andrew L. Lewis IV            41         President, KRR Partners L.P., a private                1986
                                         investment partnership, since July 1993.
                                         Independent business consultant from July
                                         1990 to March 1993.  Chief Executive
                                         Officer of Environmental Management
                                         Services, an environmental consulting firm,
                                         from 1988 to 1990. Director of Hurco
                                         Companies, Inc. and Independence Blue Cross
                                         and Blue Shield of Philadelphia.

Richard T. Niner              58         General Partner since 1985 of Brynwood                 1985
                                         Management and since 1988 of Brynwood
                                         Management II, entities that serve,
                                         respectively, as the managing general
                                         partner of Brynwood Partners Limited
                                         Partnership and Brynwood Partners II L.P.,
                                         private investment partnerships. Director
                                         of Arrow International, Inc., Case Pomeroy
                                         & Company, Inc. and Hurco Companies, Inc.

John Radziwill                50         President of Radix Organization Inc. since             1995
                                         1976; President of Radix Ventures Inc. from
                                         1979  until  its   acquisition  by  the
                                         Company in June 1995.

Guenter Rohrmann              59         President and Chief Executive Officer of               1985
                                         the Company since 1989.

Noel E. Vargas                70         President of Luskcom Group Inc. since 1975             1996
                                         (President and Chief Executive Officer
                                         until its acquisition by the Company in
                                         April 1996).

--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF EACH OF
                            THE FOREGOING NOMINEES.

--------------------------------------------------------------------------------

Committees of the Board of Directors

     The Board of Directors has an Executive Committee, an Audit Committee, a Compensation and Stock Option Committee and a Nominating Committee.

     The Executive Committee (consisting of Messrs. Hartong, Niner and Rohrmann) has all of the powers of the Board of Directors between meetings of the Board, subject to Delaware law.

     The Audit Committee (consisting of Messrs. Lewis, Keller, Niner and Vargas) has the responsibility of meeting with the Company's independent public accountants and internal auditors to review the plan, scope and results of the audit of the Company's annual financial statements and the recommendations of the independent accountants regarding the Company's internal accounting systems and controls. The Audit Committee also recommends the appointment of the independent accountants for the ensuing year.

     The Compensation and Stock Option Committee (consisting of Messrs. Fowler, Keller, Lewis and Radziwill) reviews and approves the compensation of officers, including the Chief Executive Officer, and administers the Company's stock option plans.

     The Nominating Committee (consisting of Messrs. Fowler, Hartong, Niner and Rohrmann) screens and selects candidates to stand for election as directors of the Company. The Nominating Committee will consider responsible recommendations by shareholders of candidates to be nominated as directors of the Company, but does not intend to solicit such recommendations. All such recommendations must be in writing to the Nominating Committee addressed to the Secretary of the Company. By accepting a shareholder recommendation for consideration, the Nominating Committee does not undertake to adopt or take any other action concerning such recommendation or to give the shareholder its reasons for any action or inaction.

     During the year ended December 31, 1997, there were five meetings of the Board of Directors, two meetings of the Executive Committee, two meetings of the Audit Committee, three meetings of the Compensation and Stock Option Committee, and one meeting of the Nominating Committee. Each director attended more than 75% of the aggregate of the meetings of the Board of Directors and of the committees thereof on which he served.

Director Compensation

     During 1997, each director who is not an officer of the Company received an annual fee of $16,000 for serving as a director and $1,000 for each day of attendance at meetings of the Board of Directors or a committee thereof.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth as of April 24, 1998 (except as otherwise noted), information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table under "Executive Compensation" in this Proxy Statement, (iii) each current director and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated in the footnotes to this table, beneficial ownership of shares represents sole voting and investment power with respect to those shares:


                                                                                         Percentage of
                                                                 Shares Owned             Outstanding
                     Beneficial Owner                          Beneficially (#)          Shares (%)(1)
                     ----------------                       ---------------------    ---------------------

Wellington Management Company (2).........................        3,165,659                     9.1
   75 State Street
   Boston, Massachusetts 02109

FMR Corp. (3).............................................        1,960,656                     5.6
   82 Devonshire Street
   Boston, Massachusetts 02109

Hendrik J. Hartong, Jr. (4)...............................          459,817                     1.3
Guenter Rohrmann (5)......................................          459,845                     1.3
Robert J. O'Connell (6)...................................           35,297                      (12)
Dennis M. Dolan (7).......................................           99,112                      (12)
Giorgio Laccona (8).......................................           46,722                      (12)
Daniel J. McCauley(9).....................................           53,738                      (12)
John M. Fowler............................................           45,000                      (12)
Donald J. Keller..........................................            5,063                      (12)
Andrew L. Lewis IV........................................           12,607                      (12)
Richard T. Niner (10).....................................          357,087                     1.0
John Radziwill............................................          408,502                     1.2
Noel E. Vargas (11).......................................          468,478                     1.3
All directors and executive officers as a group
(consisting of 13 persons)................................        2,397,530                     6.8


(1) Shares issuable upon the exercise of stock options owned by that person which can be exercised within 60 days of April 24, 1998, are deemed outstanding for the purpose of computing the number and percentage of outstanding shares owned by that person (and any group that includes that person) but are not deemed outstanding for the purpose of computing the percentage of outstanding shares owned by any other person.

(2) Based on information set forth in an amendment to a Schedule 13G filed by Wellington Management Company ("Wellington"), dated January 12, 1998, Wellington has shared voting power with respect to 1,904,694 and shared dispositive power with respect to of 3,165,659 shares owned by clients for whom it acts as an investment advisor.

(3) Based on information set forth in an amendment to a Schedule 13G dated February 14, 1998 filed jointly by FMR Corp. ("FMR"), Edward C. Johnson 3d ("Mr. Johnson") and Abigail P. Johnson ("Ms. Johnson"), FMR, Mr. Johnson and Ms. Johnson owned an aggregate of 1,960,656 shares. This amendment indicates that FMR, Mr. Johnson and Ms. Johnson have sole dispositive power over all 1,960,656 shares, that FMR has sole voting power over 590,656 shares and no shared voting power over any shares and that neither Mr. Johnson nor Ms. Johnson has sole or shared voting power with respect to any of such shares.

(4) Includes 83,250 shares issuable upon the exercise of stock options.

(5) Includes 124,875 shares issuable upon the exercise of stock options.

(6) Includes 9,375 shares issuable upon the exercise of stock options.

(7) Includes 34,125 shares issuable upon the exercise of stock options.

(8) Includes 20,625 shares issuable upon the exercise of stock options.

(9) Includes 21,750 shares issuable upon the exercise of stock options.

(10) Includes 5,061 shares held in custodial accounts for the benefit of Mr. Niner's children.

(11) Includes 167,820 shares held as trustee of the Vargas Family Trust for the benefit of Mr. Vargas and certain members of his family as to which Mr. Vargas has sole voting and dispositive power.

(12) Less than 1%.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers, and each person who beneficially owns more than ten percent of the Company's Common Stock, file with the Securities and Exchange Commission an initial report of beneficial ownership and subsequent reports of changes in beneficial ownership of the Company's Common Stock and to furnish copies of such reports to the Company. Based solely upon a review of the copies of the forms furnished to the Company and inquiry of the Company's directors and executive officers, the Company believes that all of its directors and executive officers, and all persons beneficially owning more than ten percent of the Company's Common Stock, complied in a timely manner with all filing requirements under Section 16(a) applicable to them with respect to transactions during the year ended December 31, 1997.

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

     The following table sets forth the cash compensation, as well as certain other compensation, paid or accrued by the Company to the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company as of December 31, 1997, for their services in all capacities for each of the years in the three-year period ended December 31, 1997:


                                                                                 Long-Term
                                                                                Compensation
                                                                                -------------
                                                                                 Securities
                                                                                 Underlying       All Other
      Name and Principal                   Annual Compensation (1)              Options (2)      Compensation
                                   -----------------------------------------
           Position                   Year        Salary($)       Bonus($)         (# of            ($)(3)
                                                                                  Shares)
-------------------------------    -----------    -----------    -----------    -------------    -------------
Guenter Rohrmann                       1997         525,000       1,200,000             0          114,549

   President and Chief                 1996         480,000        800,000              0           40,497
   Executive
   Officer                             1995         450,000        650,000        112,500            9,000

Robert J. O'Connell                    1997         200,000        250,000         15,000           55,299
   Senior Vice President               1996         190,000        150,000              0           14,740
                                       1995         180,000        110,000         22,500            9,000

Dennis M. Dolan                        1997         190,000        250,000         15,000           26,000
   Vice President and Chief            1996         175,000        150,000              0           13,088
   Financial Officer                   1995         160,000        100,000         22,500            9,000

Giorgio Laccona                        1997         170,000        250,000         15,000           24,600
   Vice President, General             1996         155,000        150,000              0           12,488
   Manager
   North America                       1995         140,000         75,000         22,500            9,000

Daniel J. McCauley                     1997         155,000        100,000         15,000           58,699
   Vice President, Secretary           1996         145,000         75,000              0            7,000
   and General Counsel                 1995         135,000         50,000         15,000            6,227


----------
(1) Salary levels for each year are fixed at the beginning of the year. Bonuses for each year are determined following the end of the year.

(2)  Adjusted to reflect stock dividend paid on July 25, 1997.

(3) Consists of contributions by the Company to its 401(k) Retirement Plan, which covers substantially all U.S.-based employees who are not covered by a collective bargaining agreement. The Company contributes (i) a sum equal to 3% of the salary of each eligible employee and (ii) a further sum, not exceeding 3% of the employee's salary, equal to the amount, if any, contributed by the employee, subject to certain limitations imposed by the Internal Revenue Code. Contributions under the 401(k) Retirement Plan for 1997 for Messrs, Rohrmann, O'Connell, Dolan, Laccona and McCauley were $9,600, $9,600, $9,600, $9,300 and $7,157, respectively.
     In addition, the Company makes contributions under its Deferred Compensation Plan equal to 3% of the amounts deferred thereunder by the named executive officers. Contributions under the Deferred Compensation Plan for 1997 for Messrs. Rohrmann, O'Connell, Dolan, Laccona and McCauley were $34,950, $5,700, $5,400, $4,800 and $4,534, respectively. A participant's interest in the Company's contributions to the 401(k) Retirement Plan and the Deferred Compensation Plan vests at the rate of 20% for each of the first five years of service and is fully vested thereafter. The balance in 1997 represents the dollar value of premiums paid by the Company with respect to life insurance for the benefit of each of the named executive officers.

                           Stock Option Grants in 1997

     The following table sets forth information with respect to the grant of stock options during 1997 to the executive officers named in the Summary Compensation Table.



                            Individual Grants

--------------------------------------------------------------------------
                                  Percent of

                                    Total                                  Potential Realizable Value at
                      Options      Options       Exercise                  Assumed Annual Rates of Stock
                      Granted     Granted to    Price per     Expiration   Price Appreciation for Option
                     (# of        Employees    Share ($)(2)      Date                 Term (3)
       Name            Shs.)      in 1997(1)
------------------- ------------ ------------- ------------- ------------- -------------------------------
                                                                                 5%              10%
                                                                           ---------------  --------------
Guenter Rohrmann            0          --              --            --            --              --
Giorgio Laccona        15,000        1.62           24.87       6/19/02        102,672         227,292
Robert J. O'Connell    15,000        1.62           24.87       6/19/02        102,672         227,292
Dennis M. Dolan        15,000        1.62           24.87       6/19/02        102,672         227,292
Daniel J. McCauley     15,000        1.62           24.87       6/19/02        102,672         227,292


(1) Options with respect to a total of 926,625 shares were granted to employees in 1997.

(2) All options were granted at an exercise price equal to the market value on the date of grant. The number of shares covered by the grants and the exercise price have been adjusted to reflect the stock dividend paid on July 25, 1997.

(3) Represents the potential appreciation of the options over their stated term of five-years, based upon assumed compounded rates of appreciation of 5% per year (equivalent to 27.6%) and 10% per year (equivalent to 61.1%). The amounts set forth in these columns are not intended as forecasts of future appreciation, which is dependent upon the actual increase, if any, in the market price of the underlying shares, and there is no assurance that the amounts of appreciation shown in the table actually will be realized.

                     Aggregated Option Exercises in 1997 and
                        Option Value at December 31, 1997

     The following table sets forth, for each of the executive officers named in the Summary Compensation Table, information with respect to the exercise of stock options during 1997 and holdings of unexercised options at the end of the year:


                                                          Number of Shares         Value of Unexercised
                              Shares                   Underlying Unexercised          In-the-Money
                            Acquired on     Value            Options at                 Options at
           Name              Exercise     Realized         Fiscal Year End (#)      Fiscal Year End ($)(1)
                                (#)          ($)
           ----              ---------    ---------      -------------------      ----------------------
                                                      Exercisable Unexercisable  Exercisable Unexercisable
                                                      ----------- -------------  ----------- -------------
Guenter Rohrmann              67,500      1,214,797     86,625       66,375      1,492,389     1,047,459
Robert J. O'Connell           33,750       607,399      31,500       26,250       609,913       249,499
Dennis M. Dolan               22,500       404,392      21,375       29,625       387,461       323,652
Giorgio Laccona               16,875       384,784      22,500       26,250       412,174       249,499
Daniel J. McCauley            11,250       202,467      12,562       24,188       221,219       231,584



(1) Based on the excess of (i) the aggregate market value (closing price on the NASDAQ National Market) of the underlying shares on December 31, 19976, over (ii) the aggregate exercise price of the options.

Employment Contracts and Change-of-Control Arrangements

     The Company is party to an employment agreement with Mr. Rohrmann that provides for an annual base salary and such annual incentive compensation bonus as the Compensation and Stock Option Committee may determine. Mr. Rohrmann's base salary is subject to review annually and currently is $560,000 By its terms, the agreement will expire December 31, 2000. The agreement provides that in event of a change of control (as defined below), either party may terminate the executive's employment at any time, and upon such termination, the Company would be required to pay in a lump sum the balance of the base salary for the unexpired term of the agreement (but not less than two times the annual base salary). A "change of control" is defined in the agreement as (i) the acquisition by any person (which term includes any entity or group) of shares of the Company's Common Stock representing more than 40% of the shares outstanding or (ii) the sale or other disposition by the Company of all or substantially all of its assets.

Performance Graph

     The following Performance Graph compares the cumulative total shareholder return on the Company's Common Stock over the five years ended December 31, 1997, with the cumulative total return for the same period of (i) the Standard & Poor's 500 Stock Index and (ii) a peer group comprised of four publicly-held companies: Airborne Freight Corporation, Expediters International of Washington, Inc., Circle International Group, Inc. (formerly, The Harper Group, Inc.), and Fritz Companies, Inc. Dividend reinvestment has been assumed and, with respect to companies in the peer group, the returns of each company have been weighted to reflect its stock market capitalization relative to that of the other companies in the group.

                       FIVE YEAR CUMULATIVE TOTAL RETURNS
                   VALUE OF $100 INVESTED ON DECEMBER 31, 1992

                               [PERFORMANCE GRAPH]


                                 1992         1993          1994         1995          1996         1997
Air Express International
Corporation                     $100.00       $73.85       $112.73      $130.37       $184.67      $263.13
S&P 500 Stock Index             $100.00      $110.08       $111.54      $153.45       $188.69      $251.64
Peer Group                      $100.00      $134.04       $132.43      $188.03       $158.85      $268.80


Report of Compensation and Stock Option Committee

     The Compensation and Stock Option Committee reviews and approves the annual compensation of the Company's executive officers, as well as the Company's policies and practices with respect to compensation of other management personnel.

     Compensation of executive officers consists primarily of base salary and discretionary bonus awards tied to performance and, where appropriate, the grant of stock options. Although the percentage of total compensation borne by each of these components is not fixed, it is the view of the Committee that, in the case of the most senior officers, the discretionary bonus should represent a substantial percentage of total compensation and, indeed, a greater percentage than is the case with officers having more narrowly-defined responsibilities.

     In reviewing the compensation of the Company's executive officers (including the grant of stock options), the Committee considers (i) the levels of executive compensation paid by the Company's principal competitors in the air freight and air freight forwarding industry (including those publicly-held companies in the peer group shown in the Performance Graph above), to the extent reliable information with respect thereto is available, (ii) the Company's reported earnings, earnings per share and profit margin (operating income as a percentage of revenues), both in absolute terms as well as in relation to budget forecasts, results for prior years and competitors' results (where publicly available), (iii) the Company's return on equity and stock price performance relative to those of its publicly-held competitors and the market as a whole and
(iv) the extent to which the Company has achieved or exceeded its goal for the year. No specific weight is accorded to any single factor and different factors may be accorded greater or lesser weight in particular years or for particular officers. Salary levels for each year are reviewed and fixed at the beginning of the year based primarily on the Company's performance during the preceding year and the general trends in executive salaries within the Company's industry. Cash bonuses are determined and paid shortly following the end of the year based primarily on the Company's performance, and that of its Common Stock, during the year, the extent to which the Company's goals for the year were met or exceeded and the success of management in addressing particular challenges that were presented during the year.

     In determining the cash bonuses to be paid for 1997 to the Company's senior executive officers, including the Chief Executive Officer, the Committee noted that the Company reported record revenues and earnings for the fourth year in a row and that this strong performance was reflected in continued appreciation in the market price of its Common Stock. In addition, the Committee observed that management continued to integrate successfully various operations that were acquired into the Company's logistics service and information network.

     Section 162(m) of the Internal Revenue Code generally limits (to $1,000,000 per covered executive) the deductibility of the annual compensation paid to a company's chief executive officer and each of its other four most highly compensated executive officers. That section and proposed regulations thereunder contain certain exclusions from the deductibility limitation, including compensation that is determined on the basis of performance goals as well as compensation attributable to the exercise of stock options and rights, under the plans that meet certain criteria and are approved by shareholders. The Company's 1996 Incentive Stock Plan has been designed to satisfy these criteria. Compensation attributable to the exercise of outstanding options previously granted under the Company's 1991 Incentive Stock Plan is also excludable from the deductibility limitation pursuant to certain transition rules under the Internal Revenue Code. The Committee is continuing to review the Company's compensation practices for covered executives with a view to preserving the deductibility of their compensation to the maximum extent possible, taking all relevant factors into account, and will consider carefully the possible modification of any compensation arrangements that might be expected to result in any material loss of deductions.

                                             THE COMPENSATION AND
                                             STOCK OPTION COMMITTEE

                                                        John M. Fowler, Chairman
                                                        Donald J. Keller
                                                        Andrew L. Lewis IV
                                                        John Radziwill

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation and Stock Option Committee is an officer or employee of the Company or any of its subsidiaries or participates in any of the Company's management compensation plans or programs. No executive officer of the Company is a director or member of the compensation committee of any other entity of which any member of the Company's Compensation and Stock Option Committee is an officer or employee.

                                   PROPOSAL 2
            AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE
                         THE NUMBER OF AUTHORIZED SHARES

     The Company's Board of Directors has unanimously adopted, and recommends to the Company's stockholders for approval, an amendment to the Company's Certificate of Incorporation to increase the total number of shares of Common Stock which the Company has authority to issue from 40,000,000 to 100,000,000. The proposed amendment to the Company's Certificate of Incorporation must be approved by the affirmative vote of the holders of not less than a majority of all Common Stock outstanding on the Record Date. Further, the amendment to the Company's Certificate of Incorporation must be filed with the Secretary of State of the State of Delaware to become effective.

     The authorized capital of the Company currently consists of 40,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. As of December 31, 1997, the Company had 34,676,626 shares of Common Stock outstanding, and no shares of Preferred Stock outstanding. In addition, at that date 2,349,270 shares of Common Stock were reserved for issuance upon the exercise of outstanding options under the Company's three stock option plans, and an additional 1,438,230 shares of Common Stock were reserved for possible issuance upon the exercise of options that may be granted under the Company's three stock option plans. As a result, there are 38,464,126 shares of Common Stock either outstanding or reserved for specific purposes leaving only 1,535,874 shares of Common Stock for future issuance. The Company anticipates that it will need to issue or reserve additional Common Stock in the future.

     The Company's Board of Directors believes that it is in the best interests of the Company to have additional authorized shares available for possible future actions, such as financings, investments and acquisitions, stock splits and dividends, employee benefit plans and other corporate purposes. However, there are no present plans, understandings or agreements for the issuance of the Common Stock proposed to be authorized pursuant to this proposal.

     Authorized but unissued Common Stock may be issued at such times, for such purposes and for such consideration as the Company's Board of Directors may determine without further stockholder approval, except as otherwise required by law or applicable stock exchange rules. However, the Company's Board of Directors does not intend to issue any of the Common Stock to be authorized under the amendment except upon terms that the Board of Directors deems to be in the best interest of the Company. The issuance of additional Common Stock without further stockholder approval may, among other things, have a dilutive effect on earnings per share and on the equity of the present stockholders and their voting rights. The Company's stockholders have no preemptive rights.

     If the proposed amendment is approved at the Annual Meeting, Article Fourth of the Company's Certificate of Incorporation would be amended to read in its entirety as follows:

                  FOURTH: The total number of shares of stock which the corporation shall have authority to issue is One Hundred and One Million (101,000,000) shares, One Hundred Million (100,000,000) of which shall be Common Stock of the par value of $.01 per share and One Million (1,000,000) of which shall be Preferred Stock of the par value of $1.00 per share.

Stockholder Vote Required; Board Recommendation

     The affirmative vote of a majority of the shares entitled to vote at the Annual Meeting is required to approve the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock.

--------------------------------------------------------------------------------
The  Board  recommends  that  you  vote  FOR  the  amendment  to  the  Company's
Certificate of Incorporation to increase in the number of authorized Shares of Common Stock.

--------------------------------------------------------------------------------


                                   PROPOSAL 3

                     AMENDMENT OF 1996 INCENTIVE STOCK PLAN

Introduction

     On April 17, 1996, the Company's Board of Directors adopted the 1996 Incentive Stock Plan (the "Plan"), which was approved by the Company's stockholders at the 1996 Annual Meeting. The number of shares of Common Stock originally reserved under the Plan was 500,000 (which was automatically increased to 750,000 as a result of the stock dividend paid by the Company in
1997). The Company's Board of Directors has adopted an amendment to the Plan, subject to stockholder approval at the Annual Meeting, increasing the nuber of shares reserved for the Plan by 600,000 shares. As of May __, 1998, the closing price of a shares of Common Stock as reported by The NASDAQ Stock Market, Inc. was $______.

     The Board of Directors believes that stock options have been, and will continue to be, an important element in the Company's management compensation program. In addition to assisting the Company in its efforts to attract and retain the services of key management personnel, grants of options serve to link more effectively executive compensation to stockholder returns through stock price performance and provide recipients with an additional incentive for outstanding performance. The Plan as amended will make available an additional 600,000 shares for grants of options. The Board of Directors believes that this increase in the total number of shares available for grants is appropriate and will enable the Company to continue to avail itself of the benefits of its stock option program.

     The Plan also permits the grant of stock appreciation rights. Although the Company has never granted stock appreciation rights under its option plans and the Board of Directors does not currently expect that rights will be granted in the foreseeable future, the Board of Directors considers it appropriate to retain the ability to grant rights should the Compensation and Stock Option Committee (the "Committee"), which is charged with responsibility for administering the Plan, determine it to be advisable in the future.

Summary of Plan as Amended

     The following is a summary of the material features of the Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, as amended, a copy of which is appended to this Proxy Statement as Annex A.

     The Plan provides for the granting to eligible employees of stock options ("Options"), which may be Incentive Options (as defined) or Non-Qualified Options (as defined). In addition, stock appreciation rights ("Rights") may be granted alone or in conjunction with or in the alternative to Options.

     Options and Rights may be granted with respect to an aggregate of up to 1,250,000 shares (the "Shares") of the Company's Common Stock (which number is subject to adjustment in the event of stock dividends, stock splits and other similar events) during the period from July 1, 1996 through June 30, 2006. To the extent that an Option is not exercised within the period of exercisability specified therein, it will expire as to the then unexercised part. If any Option or Right terminates prior to the expiration of the Plan, the Committee has the right to use the Shares as to which such Option or Right was not exercised to grant one or more additional Options or Rights to any eligible employee. The Shares may be made available from either authorized but unissued shares, treasury shares or both. The effective date of the Plan is July 1, 1996. In the event that the amendment to the Plan to increase the number of shares reserved therefor is not approved by shareholders at the Annual Meeting, the number of shares reserved for the Plan would remain 750,000.

     The Committee has been delegated authority to administer the Plan. Under the Plan, the Committee must consist of not fewer than three members of the Board of Directors who are both (i) "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the
"Exchange Act") and (ii) "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Members of the Committee are not eligible to receive Options or Rights under the Plan. The Committee has the authority to determine the individuals to whom and the date on which Options and Rights are to be granted, the number of Shares to be subject to each Option and Right, the exercise price of Shares subject to each Option and Right and the other terms and provisions of each Option and Right. The Company will receive no monetary consideration for granting Options or Rights under the Plan.

     Options and Rights may be granted only to salaried key employees (including executive officers) of the Company, or of any subsidiary corporation or parent corporation of the Company, who are not members of the Committee.

     The aggregate number of Shares with respect to which Options and/or Rights may be granted to any one employee pursuant to the plan may not exceed 125,000 Shares. In addition, no individual employee may be granted Incentive Options to purchase Shares if the aggregate fair market value of Shares with respect to which Incentive Options are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company or any subsidiary or parent corporation of the Company) exceeds $100,000. For the purpose of the foregoing limitation, the fair market value of Shares subject to an Incentive Option is to be determined as of the time the Option is granted, the limitation is to be applied by taking into account Options in the order in which they were granted and Incentive Options granted before 1987 need not be taken into account.

     The Committee may require, as a condition of granting any Option or Right, that the grantee enter into an agreement with the Company providing that in the event of the termination of employment of the grantee for any reason (other than dismissal without cause) the grantee will not, for a period determined by the Committee at the time of grant, enter into any other employment, or participate directly or indirectly in any other business or enterprise that is competitive with the business of the Company or enter into any employment in which such employee will be called upon to utilize special knowledge and information obtained through employment with the Company or any subsidiary or parent corporation of the Company. The Committee also may require that the grantee not sell or otherwise dispose of Shares acquired pursuant to the exercise of an Option or a Right for a period of six months from the date of acquisition.

     The purchase price of Shares issuable upon exercise of an Incentive Option may not be less than 100% of the fair market value of such Shares on the date the Option is granted; provided, however, that, in the case of an Incentive Option granted to a person who, at the time of the grant, owns shares of the capital stock of the Company or of any subsidiary or parent corporation of the Company representing more than 10% of the total combined voting power of the outstanding capital stock of the Company or of such subsidiary or parent corporation (hereafter, a "Control Person"), the purchase price may not be less than 110% of such fair market value on the date the Option is granted. The purchase price of Shares issuable upon exercise of a Non-Qualified Option will be such amount as the Committee deems appropriate but may not be less than 100% of the fair market value of such Shares on the date the Option is granted. The purchase price must be paid in full at the time of exercise of the Option and payment must be made in cash, except that in lieu of cash, the holder of an Option may, if the instrument evidencing the Option so permits, exercise such Option, in whole or in part, by delivering to the Company outstanding shares of the Company's Common Stock owned by such holder. For purposes of determining the portion of the exercised Option being paid for by the delivery of Shares, such Shares shall be valued at their fair market value. All cash proceeds received by the Company from the exercise of Options will be used for general corporate purposes.

     In general, any Incentive Option granted under the Plan may be exercised during a period of not more than ten years from the date of grant (five years in the case of an Incentive Option granted to a Control Person), although a shorter period may be specified in the instrument evidencing such Incentive Option, in such amounts as the

Committee may specify at the time of grant. A Non-Qualified Option may be exercised during the period specified by the Committee in the instrument evidencing such Non-Qualified Option. The Committee may fix and thereafter, may accelerate, in whole or in part, the period within which any Option may be exercised.

     In the discretion of the Committee, a Right may be granted (i) alone, (ii) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or in the alternative thereto or (iii) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto.

     The exercise price of a Right granted alone will be set by the Committee at the time of grant but may not be less than 100% of the fair market value of one Share on the date of grant of such Right. A Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto must have the same exercise price as the related Option, may not be transferred except upon the same terms and conditions as those applicable to the related Option and must be exercisable to the same extent as the related Option; provided, however, that a Right, by its terms, may not be exercised unless, at the time of exercise, the fair market value of the Shares subject to the Right and related Option exceeds the exercise price thereof.

     Upon exercise of a Right granted simultaneously with or subsequent to an Option, and in the alternative hereto, the number of Shares for which the related Option may be exercised will be reduced by the number of Shares for which the Right has been exercised. The number of Shares for which a Right is exercisable will be reduced upon any exercise of a related Option by the number of Shares for which such Option has been exercised.

     The holder of a Right may elect to receive cash, Shares or a combination of cash and Shares having an aggregate value equal to the product of (i) the excess of (x) the fair market value of one share of Common Stock on the date the Right is exercised over (y) the exercise price specified in such Right or its related Option, multiplied by (ii) the number of Shares with respect to which such Right is being exercised. The aggregate value of cash and Common Stock payable with respect to each Share for which a Right is exercised shall be limited, however, to 100% of the exercise price per Share under such Right. A Right will be deemed exercised on the last day of its term, if not otherwise exercised by its holder, provided that the fair market value of the Shares subject to the Right exceeds the exercise price thereof on such date.

     The election by a holder of a Right to receive cash in full or partial settlement of a Right, and any exercise of such Right for cash, may be made only during the period beginning on the third business day following the date of release for publication by the Company of a quarterly or annual summary statement of earnings and ending on the twelfth business day following such date. The Committee, in its sole discretion, may disapprove, in whole or in part, a holder's election to receive cash.

     In the event of a Change of Control (as defined) of the Company, all then outstanding Options and Rights will become immediately exercisable. Moreover, the Committee may determine, in its discretion, that upon the occurrence of a Change of Control, Options and Rights will terminate within a specified number of days after notice to the holder thereof, and such holder shall receive, with respect to each Share subject to such Option or Right, cash in an amount equal to the excess of the fair market value of such Shares immediately prior to the occurrence of such transaction over the exercise price of such Option or Right. For purposes of the Plan, and except as noted below, a "Change of Control" will be deemed to occur if (a) there occurs a change in control of the direction and administration of the Company's business that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (b) any person (excluding any employee benefit plan) becomes the beneficial owner of securities representing 50% or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors, or
(c) during any consecutive two-year period, those individuals who at the beginning of such period constituted the Board of Directors or who would be Continuing Directors (as defined) cease for any reason to constitute a majority of the Board of Directors, or (d) the Board of Directors approves the sale of all or substantially all of the Company's assets or any merger, consolidation or similar business combination involving the Company that would result in the occurrence of any event described in clause (b) or clause (c) above. However, none of the foregoing events will be deemed a Change of Control if it occurs as a result of an agreement or transaction approved by the Company's Continuing Directors who, in granting such approval, determine that it is not in the Company's best interest for such agreement or transaction to constitute a "Change of Control" for purposes of the Plan. The term "Continuing Directors" is defined in the Plan to mean and include each director of the Company in office on July 1, 1996 and any successor to any such director and additional director who, after that date, was nominated or selected by a majority of the Continuing Directors then in office and who, at the time of his nomination or selection, is not an "affiliate" or "associate" (as defined in Regulation 12B under the Exchange Act) of a Control Person of the Company.

     Options and Rights are non-transferable, except by will or the laws of descent and distribution. Upon an employee's termination of employment, unless otherwise specified in the instrument evidencing the Option or Right, any Option or Right previously granted to that employee pursuant to the Plan shall, to the extent not theretofore exercised, terminate and become null and void, except that (a) if the employee dies (i) while in the employ of the Company (or any subsidiary or parent thereof), or (ii) within three months following the employee's termination of employment by reason of retirement or dismissal other than for cause (as defined in the Plan), or (iii) within one year following the employee's termination of employment by reason of disability, such employee's legal representative (or heirs or beneficiaries, if appropriate) may, not later than one year from the date of the employee's death, exercise any Options or Rights which were exercisable on the date of such employee's death; and (b) if the termination of employment is due to such employee's retirement, disability or dismissal other than for cause (as defined in the Plan), such employee or his legal representative shall have the right to exercise the Options or Rights which were exercisable on the date of termination of such employee's employment, at any time up to and including (i) three months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause, and (ii) one year after the date of termination of employment in the case of termination by reason of disability.

     In the event of any change in the outstanding shares of Common Stock of the Company (through events such as a stock split, stock dividend, recapitalization, spin-off, split-up, split-off, merger, consolidation or reorganization of the Company or other like change in its capital structure), appropriate adjustments to the Options and Rights are to be made so that such Options and Rights become exercisable for such securities, cash or other property as would have been received in respect of Shares had the Option or Right been fully exercised prior to such change, and adjustments are to be made in the number of Shares and exercise price of Options and Rights to prevent dilution or enlargement of rights thereunder, subject to the rules of Section 424(a) of the Code as to Incentive Options and related Rights.

     The Plan may be amended from time to time by the Board of Directors, with the concurrence of the Committee, provided that existing rights under any Option or Right theretofore granted may not be adversely affected without the consent of the holder thereof. In addition, the Board of Directors may not, without the approval of the Company's shareholders, make any amendment to the Plan that would increase the total number of shares reserved for issuance under the Plan (other than an increase to adjust for changes in capitalization), reduce the exercise price of an Incentive Option below 100% of the fair market value of the underlying Shares at the time such Incentive Option is granted, modify the provisions of the Plan relating to eligibility or materially increase the aggregate benefits that may be provided to participants under the Plan.

     The Board of Directors may at any time suspend or terminate the Plan, provided that rights and obligations under any Option or Right granted while the Plan is in effect may not be altered or impaired by suspension or termination of the Plan, except upon the consent of the holder thereof.

Federal Income Tax Consequences

     Incentive Options

     Incentive Options under the Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options."

     Under the Code, the grantee of an Incentive Option generally is not subject to regular income tax upon the receipt or exercise of the Incentive Option. Special rules apply to an employee who exercises an Incentive Option by delivering Shares previously acquired pursuant to the exercise of an Incentive Option.

     For purposes of computing any alternative minimum tax liability, an employee who exercises an Incentive Option generally would be required to increase his or her "alternative minimum taxable income" by an amount equal to the excess of the fair market value of a Share at the time the Option is exercised over the exercise price and must compute his or her tax basis in the acquired Share as if such Share had been acquired through the exercise of a Non-Qualified Option (as described below). The amount of any minimum tax liability attributable to the exercise of an Incentive Option generally will be allowed as a credit offsetting regular tax liability in subsequent years.

     If, subsequent to the exercise of an Incentive Option (whether paid for in cash or in shares), the optionee holds the Shares received upon exercise for a period that exceeds the longer of two years from the date of grant or one year from the date of transfer pursuant to the exercise of such Option (the "applicable holding period"), the difference (if any) between the amount realized from the sale of such Shares and their tax basis to the holder will be taxed as long-term capital gain or loss (provided that such shares were held by the optionee as a capital asset at the time). If the holder is subject to the alternative minimum tax in the year of disposition, his or her tax basis in the Shares will be determined, for alternative minimum tax purposes, as described in the preceding paragraph. If, however, an optionee does not hold the Shares so acquired for the applicable holding period, thereby making a "disqualifying disposition," the optionee would realize ordinary income in the year of the disqualifying disposition on the excess of the fair market value of the Shares at the date the Incentive Option was exercised over the exercise price and the balance, if any, of income would be long-term capital gain (provided the holding period for the Shares exceeded one year and the optionee held the Shares as a capital asset at such time).

     A deduction will not be allowed to the employer corporation for federal income tax purposes with respect to the grant or exercise of an Incentive Option or the disposition, after the applicable holding period, of Shares acquired upon exercise of an Incentive Option. In the event of a disqualifying disposition, a federal income tax deduction will be allowed to the employer corporation in an amount equal to the ordinary income included by the optionee, provided that such amount constitutes an ordinary and necessary business expense to the employer corporation and is reasonable and the limitations of Sections 280G and 162(m) of the Code (as described below) do not apply.

     Non-Qualified Options and Stock Appreciation Rights.

     A Non-Qualified Option is one that is not intended to qualify as an incentive stock option under Section 422(b) of the Code. An individual who receives a Non-Qualified Option will not recognize any taxable income upon the grant of such Non-Qualified Option. In general, upon exercise of a Non-Qualified Option an individual will be treated as having received ordinary income in an amount equal to the excess of (i) the fair market value of the Shares at the time of exercise over (ii) the exercise price.

     An individual who receives a Right will not recognize any taxable income upon the grant of such Right. Generally, upon the receipt of cash or the transfer of Shares pursuant to the exercise of a Right, an individual will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the Shares received. In certain cases, a Right may be deemed for federal income tax purposes to have been exercised prior to actual exercise.

     In view of Section 16(b) of the Exchange Act, the timing of income recognition for any optionee who is an officer or director of the Company or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company may be deferred for a period (the "Deferral Period") following the exercise of a Non-Qualified Option or Right. Absent a written election (pursuant to Section 83(b) of the Code) filed with the Internal Revenue Service within 30 days after the date of transfer of the Shares pursuant to the exercise of the Option or Right to include in income, as of the transfer date, the excess (on such date) of the fair market value of such Shares over their exercise price, recognition of income by the individual will be deferred until the expiration of the Deferral Period, if any.

     The ordinary income recognized with respect to the transfer of Shares or receipt of cash upon exercise of a Non-Qualified Option or a Right under the Plan will be subject to both wage withholding and employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise  upon  the  exercise  of a Right  for  Shares  or upon the  exercise  of a
Non-Qualified Option, an individual may satisfy the liability in whole or in part by directing its employer corporation to withhold Shares from those that would otherwise be issuable to the individual or by tendering other shares of Common Stock of the Company owned by the individual, valued at their fair market value as of the date that the tax withholding obligation arises. A deduction for federal income tax purposes will be allowed to the employer corporation in an amount equal to the ordinary income included by the individual, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Section 162(m) and 280G of the Code do not apply.

     Change of Control

     As described above, upon a "change of control" of the Company (as defined in the Plan), all the then outstanding Options and Rights shall immediately become exercisable. In general, if the total amount of payments to certain individuals in the nature of compensation that are contingent upon a "change in control" (as defined in Section 280G of the Code) equals or exceeds three times the recipient's "base amount" (generally, such recipient's average annual compensation for the five years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be nondeductible to the employer corporation and the recipient would be subject to a 20% excise tax on such portion of the payments.

     Section 162(m)

     As discussed in the report of the Compensation and Stock Option Committee appearing elsewhere in this Proxy Statement, Section 162(m) of the Code generally limits (to $1,000,000 per covered executive) the deductibility for Federal income tax purposes of annual compensation paid to a company's chief executive officer and each of its other four most highly compensated executive officers. The Plan is designed to permit Options and Rights granted hereunder to qualify as "performance based" compensation under Section 162(m) of the Code, thereby preserving the deductibility for federal income tax purposes of compensation that may be attributable to the exercise of such Options and Rights.

Regulation

     The Plan is neither qualified under the provisions of Section 401(a) of the Code, nor subject to any of the provisions of ERISA.

Stockholder Vote Required; Board Recommendation

     The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required to approve the amendment to the Plan.

--------------------------------------------------------------------------------

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE PLAN.

--------------------------------------------------------------------------------

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the only business that the Board of Directors intends to present or knows that others will present at the meeting is that set forth above. If any other matter or matters are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their judgment.

     The cost of soliciting proxies will be borne by the Company. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses. Officers and directors may also solicit proxies but will not be specifically compensated for making such solicitations. The Company may retain Georgeson & Company, Inc. to assist in soliciting proxies and to send proxy materials to brokerage houses and other custodians, nominees and fiduciaries for transmittal to their principals, at an estimated cost of [$6,500] plus out-of-pocket expenses.

     The Board of Directors has selected the firm of Arthur Andersen LLP as the Company's independent public accountants for the current fiscal year. Arthur Andersen LLP has served as the Company's independent public accountants since 1968. Representatives of Arthur Andersen LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     As a matter of policy, the Company will accord confidentiality to the votes of individual shareholders, whether submitted by proxy or ballot, except in limited circumstances, including any contested election, or as may be necessary to meet legal requirements. The Company will continue its long-standing practice of retaining an independent tabulator to receive and tabulate the proxies and ballots and independent inspectors of election to certify the results. Any shareholder desiring to present a proposal at the 1999 Annual Meeting of Shareholders and wishing to have that proposal included in the Proxy Statement for that meeting must submit the same in writing to the Secretary of the Company at 120 Tokeneke Road, Darien, Connecticut 06820 in time to be received by January __, 1999.

                                        By Order of the Board of Directors
                                        Daniel J.  McCauley, Secretary

May __, 1998
Darien, Connecticut

                                -----------------

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE YEAR ENDED DECEMBER 31, 1997, TO EACH SHAREHOLDER WHO FORWARDS A WRITTEN REQUEST TO THE SECRETARY, AIR EXPRESS INTERNATIONAL CORPORATION, 120 TOKENEKE ROAD, DARIEN, CONNECTICUT 06820. SUCH WRITTEN REQUEST MUST INCLUDE A GOOD FAITH REPRESENTATION THAT, AS OF MAY __, 1998 (THE RECORD DATE), THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT THE 1998 ANNUAL MEETING.

     COPIES OF SUCH FORM 10-K FURNISHED WITHOUT CHARGE WILL NOT INCLUDE ALL OF THE EXHIBITS THERETO, IF ANY, BUT WILL INCLUDE A LIST DESCRIBING ALL OF THE EXHIBITS NOT INCLUDED, COPIES OF WHICH WILL BE AVAILABLE AT A COST OF $1.00 PER PAGE.

                                                                         Annex A

                           1996 INCENTIVE STOCK PLAN,
                                   as amended

I.       PURPOSES

     Air Express International Corporation (the "Company") desires to afford certain of its key employees and the key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such key employees an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

     The Company, by means of this 1996 Incentive Stock Plan (the "Plan"), seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

     The stock options ("Options") and stock appreciation rights ("Rights") offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee.

     The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

II.      AMOUNT OF STOCK SUBJECT TO THE PLAN

     The total number of shares of common stock of the Company that may be purchased or acquired pursuant to the exercise of Options or Rights granted under the Plan shall not exceed, in the aggregate, one million three hundred fifty thousand (1,350,000) shares of the authorized common stock, $.01 par value per share, of the Company (the "Shares"). The aggregate number of Shares with respect to which Options or Rights may be granted to any one employee pursuant to the Plan shall not exceed one hundred and twenty-five thousand (125,000). Shares that are the subject of Rights and related Options shall be counted only once in determining whether the maximum number of Shares that may be purchased or awarded under the Plan has been exceeded.

     Shares acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options or Rights granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options or Rights shall again become available for award under the Plan.

     Except as provided in Articles XIX and XXII, the Company may, from time to time during the period beginning July 1, 1996 (the "Effective Date") and ending June 30, 2006 (the "Termination Date"), grant to certain key employees of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, Incentive Options and/or NonQualified Options and/or Rights under the terms hereinafter set forth.

     Provisions of the Plan that pertain to Options or Rights granted to an employee shall apply to Options, Rights or a combination thereof.

     As  used  in the  Plan,  the  term  "subsidiary  corporation"  and  "parent
corporation"  shall  mean,   respectively,   a  corporation  coming  within  the
definition of such terms contained in Sections 424(f) and 424(e) of the Code.

III.     ADMINISTRATION OF THE PLAN

     The board of directors of the Company (the "Board of Directors") shall designate from among its members an option committee (the "Committee") to administer the Plan. The Committee shall consist of no fewer than three members of the Board of Directors, each of whom shall be (i) a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) an "outside director" within the meaning of Section 162(m) of the Code. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee at any time may be filled by resolution adopted by the Board of Directors.

     Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the employees to whom Options or Rights shall be granted, the time when such Options or Rights shall be granted, the number of Shares which shall be subject to each Option or Right, the purchase price or exercise price of each Option or Right, the period(s) during which such Options or Rights shall be exercisable (whether in whole or in part) and the other terms and provisions thereof (which need not be identical).

     Subject to the express provisions of the Plan, the Committee also shall have authority to construe the Plan and the Options and Rights granted thereunder, to amend the

Plan and the Options and Rights granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Options (which need not be identical) and Rights (which need not be identical) granted thereunder and to make all other determinations necessary or advisable for administering the Plan. The Board of Directors or the Committee, as the case may be, also shall have the authority to require, in its discretion, as a condition of the granting of any such Option or Right, that the employee agree (i) not to sell or otherwise dispose of Shares acquired pursuant to the exercise of Options or Rights for a period of six (6) months following the date of the grant of the exercised Rights or Options and (ii) that in the event of termination of employment of such employee, other than as a result of dismissal without cause, such employee will not, for a period to be fixed at the time of the grant of the Option or Right, enter into any other employment or participate directly or indirectly in any other business or enterprise which is competitive with the business of the Company or any subsidiary or parent corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge obtained through employment with the Company or any subsidiary or parent corporation thereof.

     The determination of the Committee on matters referred to in this Article III shall be conclusive.

     The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such legal counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award of Options or Rights granted under the Plan.

IV.      ELIGIBILITY

     Options and Rights may be granted only to salaried key employees of the Company or of any subsidiary corporation or parent corporation of the Company, except as hereinafter provided, and shall not be granted to any officer or director who is not also a salaried key employee. Any person who shall have retired from active employment by the Company or a subsidiary corporation or parent corporation thereof, although such person shall have entered into a consulting contract with the Company or a subsidiary corporation or parent corporation thereof, shall not be eligible to receive an Option or a Right.

     The Plan does not create a right in any employee to participate in the Plan nor does it create a right in any employee to have any Options or Rights granted to him or her.

V.       OPTION PRICE AND PAYMENT

     The price for each Share purchasable under any Non-Qualified Option granted hereunder shall be such amount as the Committee, in its best judgment, shall determine to be one hundred percent (100%) of the fair market value per Share at the date the Option is granted.

     The price for each Share purchasable under any Incentive Option granted hereunder shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred percent (100%) of the fair market value per Share at the date the Option is granted; provided, however, that in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns shares of the Company or any subsidiary corporation or parent corporation of the Company which possess more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each share shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the fair market value per Share at the date the Option is granted. In determining stock ownership of an employee for any purposes under the Plan, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by the employee and believed by it to be true.

     If the Shares are listed on a national securities exchange in the United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on the date such Option is granted. If the Shares are listed on a national securities exchange in the United States on such date but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date on which the fair market value per Share is to be determined, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

     For purposes of this Plan, the determination by the Committee of the fair market value of a Share shall be conclusive.

     Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash or by certified check; provided, however, that in lieu of cash, the holder of an Option may, if and to the extent the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option (a) in whole or in part, by delivering to the Company shares of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the exercise price applicable to that portion of the Option being exercised by the delivery of such Shares or (b) in part, by delivering to the Company an executed promissory note on such terms and conditions as the Committee shall determine, in its sole discretion, at the time of grant; provided, however, that the principal amount of such note shall not exceed ninety percent (90%) (or such lesser percentage as would be permitted by applicable margin regulations) of the aggregate purchase price of the Shares then being purchased pursuant to the exercise of such Option. The fair market value of the stock so delivered shall be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

VI.      USE OF PROCEEDS

     The cash proceeds of the sale of Shares pursuant to the Plan are to be added to the general funds of the Company and used for its general corporate purposes.

VII.     TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

     Any Option shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the time of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; and provided further that, in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company or any subsidiary or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any such subsidiary or parent corporation of the Company, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

     Except to the extent otherwise provided under the Code, to the extent that the aggregate fair market value of stock for which Incentive Options are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Company and of any parent corporation or subsidiary corporation of the Company) exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (i) the fair market value of stock is determined as of the time the Option is granted, (ii) the limitation will be applied by taking into account Options in the order in which they were granted, and (iii) Incentive Options granted before 1987 shall not be taken into account.

     Subject to the provisions of Article XVIII, the Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

     To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

     In no event shall an Option granted hereunder be exercised for a fraction of a Share.

VIII.    EXERCISE OF OPTIONS

     Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and specifying a business day not more than (15) days from the date such notice is given, for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Articles XIV, XVI, and XVII, the Company shall cause certificates for the Shares so purchased to be delivered to the optionee at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

IX.      STOCK APPRECIATION RIGHTS

     In the discretion of the Board of Directors, a Right may be granted (i) alone, (ii) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or in the alternative thereto or
(iii) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto.

     The exercise price of a Right granted alone shall be determined by the Committee, but shall not be less than one hundred percent (100%) of the fair market value of one Share on the date of the grant of such Right. A Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Right, by its terms, shall be exercisable only when the fair market value of the Shares subject to the Right and related Option exceeds the exercise price thereof.

     Upon exercise of a Right granted simultaneously with or subsequent to an Option and in the alternative thereto, the number of Shares for which the related Option shall be exercisable shall be reduced by the number of Shares for which the Right shall have been exercised. The number of Shares for which a Right shall be exercisable shall be reduced upon any exercise of a related Option by the number of Shares for which such Option shall have been exercised.

     Any Right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Committee.

     A Right shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices (the "Request"), a number of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Board of Directors in its sole discretion), an amount of cash, or any combination of Shares and cash, as specified in the Request (but subject to the approval of the Committee in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate fair market value equal to the product of (i) the excess of the fair market value on the day of such Request of one Share over the exercise price per Share specified in such Right or its related Option, multiplied by (ii) the number of Shares for which such Right shall be exercised.

     Any election by a holder of a Right to receive cash in full or partial settlement of such Right, and any exercise of such Right for cash, may be made only by a Request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within thirty (30) days of the receipt by the Company of a Request to receive cash in full or partial settlement of a Right or to exercise such Right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request. A Request to receive cash in full or partial settlement of a Right or to exercise a Right for cash may provide that, in the event the Committee shall disapprove such Request, such Request shall be deemed to be an exercise of such Right for Shares.

     If the Committee disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not affect such holder's right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such holder's right to exercise any related Option or Options granted to such holder under the Plan.

     A holder of a Right shall not be entitled to request or receive cash in full or partial payment of such Right, if such Right or the related Option shall have been exercised during the first six (6) months of its respective term; provided, however, that such prohibition shall not apply if the holder of such Right dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the expiration of such six-month period, or if such holder is not a director or officer of the Company or a beneficial owner of the Company who is described in Section 16(a) of the Exchange Act.

     A Right shall be deemed exercised on the last day of its term, if not otherwise exercised by the holder thereof, provided that the fair market value of the Shares subject to the Right exceeds the exercise price thereof on such date.

     For all purposes of this Article IX, the fair market value of Shares shall be determined in accordance with the principles set forth in Article V.

X.       NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

     Neither an Option nor a Right granted hereunder shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option or Right granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder.

XI.      TERMINATION OF EMPLOYMENT

     Upon termination of employment of any employee with the Company and any and all subsidiary and parent corporations of the Company, an Option or Right previously granted to the employee, unless otherwise specified by the Committee in the Option or Right, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

(a) if the employee shall die while in the employ of such corporation or during either the three (3)-month or one (1)-year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an Option or Right as herein provided, the legal representative of such employee, or such person who acquired such Option or Right by bequest or inheritance or by reason of the death of the employee, may, not later than one (1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right; and

(b) if the employment of any employee to whom such Option or Right shall have been granted shall terminate by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Board of Directors), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee is entitled to exercise such Option or Right as herein provided, such employee shall have the right to exercise such Option or Right so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right, at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

     In no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right as specified therein.

     If an employee voluntarily terminates his or her employment or is discharged for cause, any Option or Right granted hereunder shall, unless otherwise specified by the Committee in the Option or Right, forthwith terminate with respect to any unexercised portion thereof.

     If an Option or Right granted hereunder shall be exercised by the legal representative of a deceased employee or former employee, or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

     For the purposes of the Plan, the term "for cause" shall mean (i) with respect to an employee who is a party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary or parent corporation of the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans, or (ii) in all other cases, as determined by the Committee, in its sole discretion, (a) the willful commission by an employee of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a subsidiary or parent corporation of the Company or substantial injury to the business reputation of the Company or a subsidiary or parent corporation of the Company; (b) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary or parent corporation of the Company; or (c) the continuing willful failure of an employee to perform the duties of such employee to the Company or a subsidiary or parent corporation of the Company (other than such failure resulting from the employee's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee by the chief executive officer or, in the case of an employee who is a senior executive officer of the Company or a subsidiary or parent corporation, the Board of Directors of the Company or such subsidiary or parent corporation, as the case may be. For purposes of the Plan, no act, or failure to act, on the employee's part shall be considered "willful" unless done or omitted to be done by the employee not in good faith and without reasonable belief that the employee's action or omission was in the best interest of the Company or a subsidiary or parent corporation of the Company.

     For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on military, sick leave or other bona fide leave of absence, such individual shall be considered an "employee" for purposes of the exercise of an Option or Right and shall be entitled to exercise such Option or Right during such leave if the period of such leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the corporation granting the option (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave, unless the individual's right to reemployment is guaranteed by statute or contract.

     A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

     In the event of the complete liquidation or dissolution of a subsidiary corporation, or in the event that such corporation ceases to be a subsidiary corporation, any unexercised Options or Rights theretofore granted to any person employed by such subsidiary corporation will be deemed canceled unless such person is employed by the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. In the event an Option or Right is to be canceled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee holding unexercised Options, and such holder will have the right to exercise such Options or Rights in full (without regard to any limitation set forth or imposed pursuant to Article VII) during the 30 day period following notice of such cancellation.

XII.     ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

     In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, an adjustment shall be made to each outstanding Option and Right such that each such Option and Right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to such Option or Right had such Option or Right been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option or Right. In addition, in the event of any such change, the Committee shall make any further adjustment as may be appropriate to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options and Rights, the maximum number of Shares which may be so acquired by any one employee and the number of Shares and price per Share subject to outstanding Options or Rights as shall be equitable to prevent dilution or enlargement of rights under such Options or Rights, and the determination of the Committee as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option and any related Right shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code.

     In the event of a "change in control" of the Company, all then outstanding Options and Rights shall immediately become exercisable. For purposes of the Plan, a "change in control" of the Company occurs if:

(a) there occurs a change in control of the direction and administration of the Company's business of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or any successor rule or regulation) promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; or

(b) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act but excluding any employee benefit plan of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
     Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's outstanding securities then entitled ordinarily (and apart from rights accruing under special circumstances) to vote for the election of directors; or

(c) during any period of two (2) consecutive years, the individuals who at the beginning of such period constitute the Board of Directors or any individuals who would be "Continuing Directors" (as hereinafter defined) cease for any reason to constitute at least a majority thereof; or

(d) the Board of Directors shall approve a sale of all or substantially all of the assets of the Company; or

(e) the Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in clause (b) or (c) above;

provided, however, that none of the foregoing events shall constitute a Change in Control if such event occurs as a result of an agreement or transaction approved by the "Continuing Directors," either before or after the occurrence of such event, and the Continuing Directors in approving such agreement or transaction determine that it is not in the best interest of the Company for such agreement or transaction to constitute a Change in Control for purposes of the Plan.

     For purposes of the Plan, "Continuing Directors" shall mean and include each director of the Company in office on the Effective Date and any successor to any such director and any additional director who (i) after the Effective Date was nominated or selected by a majority of the Continuing Directors in office at the time of his nomination or selection and (ii) at the time of his nomination or selection is not an "affiliate" or "associate" (as defined in Regulation 12B under the Exchange Act) of any person who is the beneficial owner, directly or indirectly, of securities representing ten percent (10%) or more of the combined voting power of the Company's outstanding securities then entitled ordinarily to vote for the election of directors.

     The Committee, in its discretion, may determine that, upon the occurrence of a transaction described in the second preceding paragraph, each Option or Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option or Right, cash in an amount equal to the excess of the fair market value of such Share immediately prior to the occurrence of such transaction over the exercise price per Share of such Option or Right. The provisions contained in the preceding sentence shall be inapplicable to an Option or Right granted within six (6) months before the occurrence of a transaction described above if the holder of such Option or Right is a director or officer of the Company or a beneficial owner of the Company who is described in Section 16(a) of the Exchange Act, unless such holder dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the expiration of such six-month period.

XIII.    RIGHT TO TERMINATE EMPLOYMENT

     The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any holder of Options or Rights; and it shall not impose any obligation on the part of any holder of Options or Rights to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

XIV.     PURCHASE FOR INVESTMENT

     Except as hereinafter provided, the Board of Directors may require an employee, as a condition upon exercise of any Option or Right granted hereunder, to execute and deliver to the Company (a) stock powers with respect to Shares underlying a particular Option or Right and required to be held by a custodian, and (b) a written statement, in form satisfactory to the Committee, in which the employee represents and warrants that Shares are being acquired for such person's own account for investment only and not with a view to the resale or distribution thereof. The employee shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of Shares by the employee shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the employee shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities
Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

XV.      ISSUE OF CERTIFICATES; LEGENDS, PAYMENT OF EXPENSES

     Upon any exercise of an Option or Right which may be granted hereunder and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option or Right and shall be delivered to or upon the order of such person.

     The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

     The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement.

     All Shares issued as provided herein shall be fully paid and nonassessable to the extent permitted by law.

XVI.     WITHHOLDING TAXES

     The Company may require an employee exercising a Right or a Non-Qualified Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the corporation that employs such employee shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Board of Directors of such corporation shall prescribe. The corporation that employs such employee may, in its discretion, hold the stock certificate to which such employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that the Company becomes subject to a withholding obligation under applicable law with respect to the exercise of a Right or Non-Qualified Option (the "Tax Date"), except as set forth below, a holder of a Right or Non-Qualified Option may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (i) directing the Company to withhold from Shares issuable in the related exercise either a specified number of Shares or Shares having a specified value (in each case not in excess of the related personal tax liabilities), (ii) tendering Shares previously issued pursuant to the exercise of an Option or Right or other shares of the Company's common stock owned by the holder or (iii) combining any or all of the foregoing options in any fashion. An Election shall be irrevocable. The withheld Shares and other shares tendered in payment should be valued at their fair market value (determined in accordance with the principles set forth in Article V of the Plan) on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular Shares or exercises. If a holder is a person subject to Section 16 of the Exchange Act then (1) any Election by such holder must be made (i) at least six months prior to the relevant Tax Date or (ii) on or prior to the relevant Tax Date and during a period that begins on the third business day following the date of release of publication of the Company's quarterly or annual summary statements of sales and earnings and that ends on the twelfth business day following such date and (2) the Election may not be made with respect to an exercise, or the withholding obligation arising thereon, if the relevant Right or Non-Qualified Option was granted six months or less prior to the date of Election. The Committee may impose any other conditions or restrictions on the right to make an Election as it shall deem appropriate.

XVII.    LISTING OF SHARES AND RELATED MATTERS

     The Committee may delay any award, issuance or delivery of Shares if it determines that listing, registration or qualification of Shares or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

XVIII.            AMENDMENT OF THE PLAN

     The Board of Directors, with the concurrence of the Committee, may, from time to time, amend the Plan, provided that, without the approval of the shareholders of the Company, no amendment shall be made that will (i) increase the total number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in Article XII), (ii) reduce the exercise price of any Incentive Option granted hereunder below the price required by Article V, (iii) modify the provisions of the Plan relating to eligibility, or (iv) materially increase the benefits accruing to participants under the Plan. The Board of Directors shall be authorized to amend the Plan and the Options granted thereunder to the extent necessary to permit the Incentive Options granted thereunder to qualify as incentive stock options within the meaning of Section 422 of the Code. The rights and obligations under any Option or Right granted before amendment of the Plan or any unexercised portion of such Option or Right shall not be adversely affected by amendment of the Plan, Option or Right without the consent of the holder of such Option or Right.

XIX.     TERMINATION OR SUSPENSION OF THE PLAN

     The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated under Article XXII or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Options and Rights may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option or Right granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option or Right was granted. The power of the Committee to construe and administer any Options or Rights granted prior to the termination or suspension of the Plan under
Article III nevertheless shall continue after such termination or during such suspension.

XX.      GOVERNING LAW

     The Plan, such Options and Rights as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time obtaining.

XXI.     PARTIAL INVALIDITY

     The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

XXII.    EFFECTIVE DATE

     The Plan shall become effective at 9:00 A.M., New York City time, on the Effective Date; provided, however, that if the Plan [or the amendment to the Plan to increase the number of shares reserved hereunder to 1,250,000] is not approved by a vote of the shareholders of the Company at an annual meeting or any special meeting or by unanimous written consent on or prior to December 31, 1996 [or, with respect to the amendment, the Annual Meeting of Stockholders of the Company to be held in 1998], it will be of no effect and any Options or Rights previously granted under the Plan will be void.

                      AIR EXPRESS INTERNATIONAL CORPORATION

               Proxy Solicited on Behalf of the Board of Directors
                                       for

                         Annual Meeting of Shareholders
                                  June 18, 1998

         The undersigned, revoking any proxy heretofore given, hereby appoints HENDRIK J. HARTONG, JR., GUENTER ROHRMANN and DANIEL J. McCAULEY, or each or any of them, the attorney and proxy of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares that the undersigned, if personally present, would be entitled to vote at the Annual Meeting of Shareholders of Air Express International Corporation to be held on June 18, 1998, at the Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870, at 11:00 a.m., Eastern Daylight Time, and at any adjournment thereof.

         Unless a contrary direction is indicated, this Proxy will be voted FOR the election as directions of all nominees listed in the accompanying Proxy Statement, FOR the amendment of the Company's Certificate of Incorporation to increase the number of shares of Common Stock, par value $0.01, from 40,000,000 to 100,000,000 and FOR the amendment to the Company's 1996 Incentive Stock Plan to increase the number of shares of Common Stock reserved thereunder from 750,000 to 1,350,000, all as more fully described in the Proxy Statement; if specific instructions are indicated, this Proxy will be voted in accordance therewith. The Board of Directors recommends a vote FOR all of the listed nominees, FOR the amendment to the Company's Certificate of Incorporation and FOR the amendment to the Company's 1996 Incentive Stock Plan.

                                   (continued, and to be signed on reverse side)

The  Board  of  Directors  recommends  a vote  FOR  the     Please mark    [X]
election  of  each of the  nominees  named                  your votes as
below,  FOR the amendment of the Company's  Certificate     indicated in
of  Incorporation  to increase  the number of               this example
shares  of  Common   Stock,   par  value  $0.01,   from
40,000,000  to   100,000,000   and  FOR  the
amendment to the Company's 1996 Incentive Stock Plan to increase the number of shares indicated of Common Stock reserved thereunder from 750,000 to 1,350,000.

1.Election of    Nominees: John M. Fowler,  Hendrik J.  Hartong,  Jr.,  Donald
Directors:                 J. Keller, Andrew L. Lewis IV, Richard T. Niner,
                           John Radziwill,  Guenter  Rohrman and Noel E. Vargas


  FOR all Nominees        WITHHOLD
 listed (except as        AUTHORITY
noted to the contrary)

     [_]                      [_]

               (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)



               -----------------------------------------------------------------

2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of the Common Stock, $0.01 par value, which the Company shall be authorized to issue from 40,0000 to 100,000,000.


         FOR    AGAINST  ABSTAIN
         |_|      |_|      |_|



3. To approve an amendment to the Company;s 1996 Incentive Stock Plan to increase the number of shares guardians, of Common Stock reserved thereunder from 750,000 to partners and other persons acting in a 1,350,000.


         FOR    AGAINST  ABSTAIN
         |_|      |_|      |_|


4. In their discretion, the Proxies are authorized to transact such other business as may properly come before meeting, or any other adjournment thereof.










Please sign exactly as name appears hereon. If the shares are registered in the names of two or more persons, each should sign. Executors, administrators, trustees, attorneys-in-fact, general representative capacity should add theirtitle. When the proxy is given by a corporation, it should be signed by an authorized officer.

                                   Dated....................................1998

                                   .............................................

                                   .............................................

                    PLEASE COMPLETE, FILL IN DATE, SIGN AND MAIL THIS PROXY PROMPTLY USING THE ENCLOSED POST-PAID ENVELOPE.